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                                                                    EXHIBIT 99.1

PRESS RELEASE
Contact: William W. Moreton
         Chief Financial Officer
Phone:   314-633-7123


                       PANERA BREAD COMPANY TO PRESENT AT
                  2002 RBC CAPITAL MARKETS CONSUMER CONFERENCE

St. Louis, MO September 30, 2002 -- Panera Bread Company (Nasdaq: PNRA) will be presenting at the 2002 RBC Capital Markets Consumer Conference to be held in Orlando on Wednesday, October 2, 2002 at 3:35 PM EDT. An audio webcast of the presentation will be available over the Internet at http://www.twst.com/econf/mm/dr9/pnra.html. A replay will be available for 30 days.